Exhibit 99.2

DATE: May 31, 2011

FOR IMMEDIATE RELEASE

Eastern Insurance Holdings, Inc. Announces Upgrade of Subsidiary

Eastern Re’s A.M. Best Financial Strength Rating to A (Excellent)

Lancaster, PA. Eastern Insurance Holdings, Inc. (“EIHI”) (NASDAQ: EIHI) today announced that A.M. Best Company has upgraded its financial strength rating of Eastern Re Ltd., S.P.C. (“Eastern Re”), EIHI’s offshore segregated portfolio company, from A- to A (Excellent). Eastern Re’s rating has a stable outlook.

“The upgrade in our A.M. Best Company financial strength rating of Eastern Re recognizes its excellent operational and financial performance within the workers’ compensation segregated portfolio cell (“SPC”) reinsurance segment and the successful execution of our business plans with SPC owners and agency partners,” said Michael Boguski, President and Chief Executive Officer of EIHI. “We are extremely pleased with the A.M. Best upgrade, which confirms EIHI’s ability to complete for additional SPC program business in our expanded operating territories.”

In upgrading Eastern Re to an A (Excellent), A.M. Best recognized its “historically profitable operating results and stand-alone capitalization.” In 2006, Eastern Re became the first segregated portfolio company to be rated by A.M. Best.

Organized in 1987 as a Cayman-domiciled program underwriter, Eastern Re was licensed in 1998 as a SPC. As a SPC, or cell captive, Eastern Re delivers alternative market solutions to individual companies, groups and associations through the creation of individual cells.

EIHI operates through its subsidiaries a domestic casualty insurance group specializing in workers’ compensation, a third-party claims administration company and a specialty reinsurance company. EIHI’s Web address is www.eihi.com.

FORWARD LOOKING STATEMENTS

Some of the statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “project,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms or other terminology. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, therefore no assurance can be given that management’s expectations, beliefs or projections will occur or be achieved or accomplished. Factors that could affect the Company’s actual results include, among others, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business; the geographic concentration of our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M. Best rating of our insurance subsidiaries; the impact of extensive regulation of the insurance industry and legislative and regulatory changes, a failure to realize our investment objectives; the effects of intense competition; the loss of one or more principal employees; the inability to acquire additional capital on favorable terms; a failure of independent insurance brokers to adequately market our products; and the effects of acts of terrorism or war. More information about these and other factors that potentially could affect our financial results is included in our Form S-1 Registration Statement, filed with the U.S. Securities and Exchange Commission and in our other public filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements. This press release also does not constitute an offer to sell, or a solicitation of an offer to buy, EIHI securities. Such an offer will be made only by means of a prospectus.

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SOURCE:	Eastern Insurance Holdings, Inc.
CONTACT:	Kevin Shook, Executive Vice President, Treasurer and Chief Financial Officer 717.735.1660, kshook@eains.com